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                                                                   EXHIBIT 10.25

               AMENDMENT NUMBER TWO TO AGREEMENT FOR PURCHASE AND
                   ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE


         THIS AMENDMENT NUMBER TWO TO AGREEMENT FOR PURCHASE AND ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE (this "Amendment"), dated effective as of February 5, 2002, is entered into by and between Grant Geophysical (Int'l), Inc., a Texas corporation ("Grant"), and Elliott Associates, L.P., a Delaware Limited Partnership ("Elliott"), as follows:

         WHEREAS, Grant and Elliott are parties to that certain Agreement for Purchase of Foreign Accounts Receivable dated August 3, 2001 ( "Agreement").

         WHEREAS, Grant has requested that certain provisions of the Agreement be amended, so as to provide for:

                  a) an increase in the maximum amount purchased by Elliott from Grant of billed and unbilled foreign accounts receivable up to $7,500,000; and;

                  b) an extension of the term of the Agreement to September 30, 2002.

         WHEREAS, subject to the conditions set forth in this Amendment, Grant and Elliott have agreed to amend the Agreement as set forth below:

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

         1. AMENDMENT OF SUB-PARAGRAPH 2 IN THE PREAMBLE OF THE AGREEMENT. The Preamble of the Agreement is hereby amended to read in its entirety as follows:

         "WHEREAS, Elliott agrees to purchase from Grant up to a maximum of Seven Million Five Hundred Thousand USD ($7,500,000), at any point in time, commencing August 3, 2001 and extending through September 30, 2002;" and;

         2. AMENDMENT OF SECTION 1. OFFER OF ACCOUNTS IN THE AGREEMENT. Section 1 of the Amendment No. 1 dated January 7, 2002 is hereby amended by substitution of "Seven Million Five Hundred Thousand USD ($7,500,000)" for "Five Million Two-hundred Fifty USD ($5,250,000)".

         3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Agreement shall survive the execution and delivery of this Amendment, and no investigation by Elliott or any closing shall affect the representations and warranties or the right of Elliott to rely upon them.

         4. REFERENCE TO AGREEMENT. The Agreement, as amended hereby, and all other Exhibits thereto, whether now or hereafter executed and delivered, are hereby amended so that


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any reference to the Agreement shall mean a reference to the Agreement, as amended by this Amendment.

         5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Elliott and Grant and their respective successors and assigns, except Grant may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Elliott.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         8. FACSIMILE TRANSMISSION OF SIGNATURES. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

IN WITNESS WHEREOF, the parties hereto, heretofore duly authorized, have executed this Agreement to be effective as of the date first set forth above.

Address for Notices:            GRANT GEOPHYSICAL, (INT'L.) INC.

16850 Park Row
Houston, Texas  77084           by: /s/ WILLIAM H. FREEMAN
Fax:  (281) 398-9996               ---------------------------------------------
                                Name:   William H. Freeman
                                Title:  Treasurer


Address for Notices:            ELLIOTT ASSOCIATES, L.P.

712 Fifth Avenue
New York, NY 10019              by: /s/ JON POLLOCK
Fax:  (212) 586-9428              ----------------------------------------------
                                Name:   Jon Pollock
                                Title:  Sr. Portfolio Manager